SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):  January 30, 1997

                           K&S VENTURES, INC.
         (Exact name of registrant as specified in its charter)

                               COLORADO
              (State or other jurisdiction of incorporation)

                               0-244684
                       (Commission File Number)

                              84-1214336
                  (I.R.S. Employer Identification No.)

          8908 South Yale Avenue, Suite 409, Tulsa, Oklahoma 74137 (Address of principal executive offices, including zip code)

                            (918) 481-0167
           (Registrant's telephone number, including area code)

              19921 East Kent Drive, Aurora, Colorado  80013
        (Former Name or Former Address, if Changed Since Last Report)

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                             K&S VENTURES, INC.

Item 1	Changes in Control of Registrant

   Effective as of January 30, 1997, Lone Wolf Exploration, Inc., an Oklahoma corporation (the "Company"), acquired (the "Acquisition")
90,000 shares of common stock, no par value per share ("Common Stock"), of K&S Ventures, Inc. (the "Registrant"), constituting ninety percent (90%) of the issued and outstanding shares of Common Stock of the Registrant, pursuant to the terms and provisions of that certain Subscription Agreement by and among the shareholders of the Registrant, the Registrant and the Company ("Agreement"). In connection with the Acquisition, the Company paid to the Company an aggregate cash amount equal to One Hundred
Thousand and No/100 Dollars ($100,000.00) in exchange for the issuance to the Company of 90,000 shares of Common Stock. In addition, in accordance with the terms of the Agreement, the Company will merge with and into the Company on or before June 30, 1997, subject to applicable legal requirements and the terms and provisions of the Agreement.

  	Prior to the closing of the Acquisition, the Registrant had no assets and liabilities, and the primary purpose in effecting the Acquisition was to permit the Company to become a publicly held company, subject to the applicable reporting requirements of the Securities Exchange Act of 1934, as amended. Neither the Company nor the Registrant engaged investment bankers or other professionals to render a fairness opinion, and the terms of the transactions were negotiated on an arm's length basis between the officers and directors of the Company and the prior majority shareholders of the Registrant. Prior to the Acquisition, none of the officers, directors or shareholders of the Registrant were affiliated with the officers, directors or shareholders of the Registrant.

Item 2	Acquisition or Disposition of Assets

   Not applicable

Item 3	Bankruptcy or Receivership

  	Not applicable

Item 4	Changes in Registrant's Certifying Accountant

  	Not applicable

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                              K&S VENTURES, INC.

Item 5	Other Events

   Not applicable

Item 6	Resignations of Registrant's Directors

   In connection with the January 30, 1997 acquisition of ninety percent (90%) of the issued and outstanding shares of Common Stock of the Registrant by the Company, Mark A. Poole, Gail E. Pesek and Fred A. Poole resigned as directors of the Registrant. Additionally, Mark A. Poole and Gail E. Pesek resigned as officers of the Registrant. The Registrant does not believe that any of these individuals had any disagreement with the Registrant in any matter relating to its operations, policies or practices.

Item 7	Financial Statements and Exhibits

 	(a)	Financial Statements of Business Acquired

      Not applicable

 	(b)	Pro forma Financial Information

      Not applicable

 	(c)	Exhibits

    		2.1	Subscription Agreement

Item 8	Change in Fiscal Year

   Not applicable

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                                 SIGNATURES

  	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          K&S VENTURES, INC.

                                          By:\s\ Rhonda R. Vincent
                                          Rhonda R. Vincent, Vice President

                                          Dated:  February 6, 1997

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                               EXHIBIT INDEX

   No.	Description	Page

   2.1	Subscription Agreement

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